1   November 2014   Company Presentation

2   Forward Looking Statements   Certain statements contained in this presentation other than historical facts may be considered forward-looking statements. Such   statements include, in particular, statements about our plans, strategies, and prospects, and are subject to certain risks and   uncertainties, including known and unknown risks, which could cause actual results to differ materially from those projected or   anticipated. Therefore, such statements are not intended to be a guarantee of our performance in future periods. Such forward-looking   statements can generally be identified by our use of forward-looking terminology such as "may," "will," "expect," "intend," "anticipate,"   "estimate," "believe," "continue," or other similar words. Readers are cautioned not to place undue reliance on these forward-looking   statements. We make no representations or warranties (express or implied) about the accuracy of any such forward-looking   statements contained in this presentation, and we do not intend to publicly update or revise any forward-looking statements, whether   as a result of new information, future events, or otherwise.    Any such forward-looking statements are subject to risks, uncertainties, and other factors and are based on a number of assumptions   involving judgments with respect to, among other things, future economic, competitive, and market conditions, all of which are difficult   or impossible to predict accurately. To the extent that our assumptions differ from actual conditions, our ability to accurately anticipate   results expressed in such forward-looking statements, including our ability to generate positive cash flow from operations, make   distributions to stockholders, and maintain the value of our real estate properties, may be significantly hindered. See Item 1A in the   Company's most recently filed Annual Report on Form 10-K for the year ended December 31, 2013, for a discussion of some of the   risks and uncertainties that could cause actual results to differ materially from those presented in our forward-looking statements. The   risk factors described in our Annual Report are not the only ones we face but do represent those risks and uncertainties that we   believe are material to us. Additional risks and uncertainties not currently known to us or that we currently deem immaterial may also   harm our business. For additional information, including reconciliations of any non-GAAP financial measures found herein, please   reference the supplemental report furnished by the Company on a Current Report on Form 8-K filed on October 30, 2014.   The names, logos and related product and service names, design marks, and slogans are the trademarks or service marks of their   respective companies.

3   Columbia Property Trust    Unless otherwise noted, all data herein is as of 9/30/14, pro forma for the disposition of Lenox Park, which closed on 10/3/14 for $290M.   43%   Suburban   57%   CBD   31%   Single-   Tenant 69%   Multi-   Tenant   High-Quality Office Portfolio   Value-Creation Strategy   to Support Growth   Strong Balance Sheet Established Company,   Well Positioned to Compete   15   Markets

4   Company Highlights   • $5B premier portfolio   • 93.1% leased with strong tenancy   • Stable cash flows    Unless otherwise noted, all data herein is as of 9/30/14, pro forma for the disposition of Lenox Park, which closed on 10/3/14 for $290M.   High-Quality Office Portfolio   • Market concentration – 15 MSAs   • Primary market / CBD focus   • Effective leasing   Value-Creation Strategy   to Support Growth   • 32.4% debt to real estate assets   • $650M+ of immediate liquidity   • Investment grade-rated, with   demonstrated flexibility   Strong Balance Sheet   • Focused strategy, proven operations   • Regional management teams   Established Company,   Well Positioned to Compete

5   Operational Metrics Columbia Property Trust Select Publicly Traded Office Average1   Gross Real Estate Assets $5.2B $7.6B   Total Office Square Feet 15.4M 22.3M   Office2 98% 81%   Leased3 93.1% 91.5%   Lease Expirations (of total ALR)   2015 / 2016 / 20174 8% / 14% / 14% 11% / 12% / 15%   Financial Metrics Columbia Property Trust Select Publicly Traded Office Average1   Leverage5 32.4% 42.2%   Net Debt / Adjusted EBITDA6 4.88x 6.55x   Fixed Charge Coverage 4.24x 2.69x   Debt Maturities (of total debt) 7   2015 / 2016 / 2017 12% / 2% / 15% 3% / 11% / 13%   Credit Rating (Moody’s / S&P) Baa3 / BBB- Baa2 / BBB   Meaningful Size, Strong Occupancy, and Manageable Lease Maturities   Low Leverage, Strong Credit Metrics, and Investment-Grade Rating    All CXP data is as of 9/30/14, pro forma for the disposition of Lenox Park, which closed on 10/3/14 for $290M. 1 Sourced from most recently available   selected public company filings; companies included in analysis are BDN, BXP, DEI, DRE, GOV, HIW, KRC, LRY, OFC, PDM, PKY, SLG. 2 Based on   square feet. 3 Office portfolio only; for CXP, excludes Cleveland Marriott at Key Center; for the selected publicly traded companies, may be based on either   leased or occupied percentages, as filed. 4 ALR = Annualized Lease Revenue. 5 Total Debt / Gross Real Estate Assets. 6 See slide 13 for a definition of Net   Debt and Adjusted EBITDA. 7Includes two optional one-year extensions on Unsecured Term Loan. See slide 13 for additional information.   Competitive Positioning

6   All data herein is as of 9/30/14, pro forma for the disposition of Lenox Park, which closed on 10/3/14 for $290M. 1 Excludes Cleveland Marriott at Key Center.   2 Based on annualized 3Q 2014 Net Operating Income pro forma for the disposition of Lenox Park. 3 Based on square feet.   8%   14% 14%   8%   3%   13%   8%   7%   3%   1%   21%   2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025+   Total ALR Expiring by Year   Avg. Lease Expiration (through 2024):   7.9% per year   Manageable Lease Expirations   Portfolio Statistics 9/30/2014   Total Properties / Buildings 36 / 52   Total Square Feet1 15.4M   Leased1 93.1%   Net Rent per Square Foot2 $21.53   Office3 98%   CBD / Suburban1 57% / 43%   ALR from Top 10 Markets 88%   Top 10 Markets by Annualized Lease Revenue   Portfolio Quality   20%   12%   10%   8% 8% 7% 7% 6% 6%   4%   San   Francisco   D.C. N. New   Jersey   Atlanta Houston Cleveland Chicago Baltimore New York Boston   A   ve   ra   ge

7   18%   15%   9%   8% 7%   6%   6%   5%   3%   3%   20% Services - Legal Services   FIRE - Depository Institutions   Services - Business Services   Trans & Util - Electric, Gas, And Sanitary Services   FIRE - Security And Commodity Brokers   Services - Engineering & Management Services   Trans & Util - Communication   Manf. - Industrial Machinery And Equipment   Manf. - Transportation Equipment   Const. - Heavy Construction Ex. Building   All Other   0.0%   2.0%   4.0%   6.0%   8.0%   Jones Day AT&T IBM Pershing T. Rowe   Price   Foster   Wheeler   Fulbright &   Jaworski   Northrop   Grumman   Shearman &   Sterling   OfficeMax   AMLaw   100   NR   Lease & Tenant Profiles   All data above based on Annualized Lease Revenue for office properties only (excludes Cleveland Marriott at Key Center). 1 Based on rated tenants. All CXP   data is as of 9/30/14, pro forma for the disposition of Lenox Park, which closed on 10/3/14 for $290M.   A-   AA-   BBB+ AA-   A+ BBB   NR   A-   BBB-   BBB-   AMLaw   100 B-   NR   BBB+   Average Tenant Credit Rating1: A-   B-   Strong Industry Diversification   Diversification and Credit Rating of Top 20 Tenants   Wells Fargo PSE&G KeyBank Westinghouse CH2M Hill Alcatel-Lucent   Newell   Rubbermaid DLA Piper Acxiom May & Speh   Edison   Electric   AMLaw   100 BB   AMLaw   100

8   Value Creation & Growth Strategy   Capital Profile Primed   for Growth   • Find, and execute on, core-plus and value-add investments   • Target competitive, top-tier assets (CBD and multi-tenant focus)   • Focus on select primary markets with strong fundamentals and liquidity   Accretive New   Investments   • Develop regional leadership teams with competitive skills, market   expertise and strategic relationships   • Acquire, and execute on, value creation opportunities   Build Best-in Class Team   and Platform   • Enhance regional investment and asset management platforms   • Strengthen communication and relationships with key tenants   • Execute strategic and creative leasing that furthers long-term goals   Proactive   Asset Management   • Low leverage, competitive cost of capital, and manageable debt   maturities   • Strong liquidity profile and proven access to diversified capital sources   Market Concentration • Reduce exposure to higher-risk and single tenant assets   • Build critical mass, effective teams, and reputation in key markets

9   45%   Single-   Tenant   55%   Multi-   Tenant   62%   Suburban   38%   CBD   Portfolio Enhancement    Q   4    2   01   1   43%   Suburban   57%   CBD   31%   Single-   Tenant 69%   Multi-   Tenant   Q   3    2   01   41     All data above based on Annualized Lease Revenue. 1 All data is as of 9/30/14 pro forma for the disposition of Lenox Park, which closed   on 10/3/14 for $290M.

10   Strategic Investments   Year Acquired 2014   Total SF 388K   Leased 87.6%   ALR PSF $45.94   Year Built 1974   Acquisitions   Year Acquired 2014   Total SF 478K   Leased 88.3%   ALR PSF $47.59   Year Built 1964   San Francisco San Francisco   221 Main Street 650 California Street   Since 2011, we have sold over $1.3B of non-core assets and invested approximately $1.6B of   capital into Class-A real estate in target markets.   Year Acquired 2012   Total SF 657K   Leased 100%   ALR PSF $36.65   Year Built 1979   San Francisco   333 Market Street   Year Acquired 2011   Total SF 684K   Leased 90.6%   ALR PSF $76.77   Year Built 1990   Washington, DC   Market Square

11   Proactive Asset Management      University Circle   Over 34% of leases   expiring between 2011   and 2013   Capitalize   on   Market Demand   Situation Action Taken / Result      Key Center and   100 East Pratt   Strategic early lease   renewals   Opportunistically   Manage   Expirations      221 Main   New and renewal   leases exceed   underwriting   Recent Acquisition   Lease Roll-ups   • Remodeled vacant space to demonstrate opportunity   for tech/creative build-out and reposition the property   for a more diverse tenant roster   • As of 9/30/14, had successfully re-leased the property   back up to 99%   • Nearly all renewals and/or extensions were rate roll-ups,   with an average cash increase of more than 20%   from prior rents   • With Key Bank at Key Center, negotiated retention of 478K   SF (71% of prior lease) and extension to 2030 (from 2017)   - Leased 116K SF of Key Bank’s give-back space to   BakerHostetler, from 2016 to 2031   • With T. Rowe Price at 100 East Pratt, renewed 100% of   prior space (425K SF) and extended from 2017 to 2027   • Executed new lease with Prosper Marketplace for 48K SF   through 2023   • Renewed Bright Horizons (onsite daycare) for 14K SF   through 2020   • As of 9/30/14, property leased up to 88%, with proposals out   on the remaining vacancies

12   Leasing Activity   2011 2012 2013 2014 YTD3    New Leases 614,826 887,197 587,127 225,167    Renewal Leases 1,837,017 1,941,302 1,187,125 551,190    Total Leases 2,451,843 2,828,499 1,774,252 776,357    Average Lease Term1 6.5 Years 9.8 Years 10.2 Years 11.9 Years    Average Tenant Credit Rating1,2 BBB+ A- BBB+ A-   Proactive Management of Upcoming Expirations   1 Based on Annualized Lease Revenue. 2 Based on rated tenants. 3 As of 9/30/2014.   New Tenants & Expansion Tenants      7.8M SF of leasing activity since January 2011      • Market Square   − Planning substantial renovation of the building entrances,   lobbies, elevators, fitness center and common areas, with   completion targeted for Fall 2015   − JLL has been hired to lead the re-leasing efforts   • 221 East 41st Street   − Hired team from CBRE to lead re-leasing efforts with the   building’s formal reintroduction scheduled for Jan. 2015   − Planning a modest update to the lobby and common areas,   as well as evaluating an amenity floor for multi-tenant use

13   Capital Profile   207.0 39.0   248.0   32.7   130.0   325.0   450.0   249.1   0.0   100.0   200.0   300.0   400.0   500.0   600.0   2015 2016 2017 2018 2019 2020 2021 2022 2023   Mortgage Debt ($M) Line of Credit ($M) Unsecured Term Loan ($M) Bonds ($M)   Unsecured Term Loan   has two optional   one-year extensions   • Baa3/BBB- rating; positive/stable outlook   • 32.4% Debt to Gross Real Estate Assets   • 4.88x Net Debt1 to Adjusted EBITDA2   • 4.24x Fixed-Charge Coverage Ratio   • Large unencumbered asset pool of $3.2 billion   (62% of total portfolio)3   Mortgage Debt   Bonds   Unsecured Term   Loan   Line of Credit4      Zero balance as of 10/04/14   58%   27%   15%   Conservative Leverage Diversified Debt Capital Sources   Attractive Debt Maturities    As of 9/30/2014, pro forma for the disposition of Lenox Park and the subsequent repayment of our Line of Credit 1 Net debt is calculated as the total principal amount of debt   outstanding minus cash and cash equivalents and discounts on bonds payable. 2 Pro forma Q3 2014 EBTIDA of $68.7M adjusted for (i) shelf registration costs of $0.3M and (ii)   real estate acquisition-related costs of $8.0M. 3 Based on Gross Real Estate Assets. 4 Floating rate at LIBOR + 130bps.   4.75%   2.55%   Avg. Interest Rate   4.88%   5.87%   5.07%   5.88%   4.82%   2.27%   Weighted Average Cost of Debt: 4.30%   3.60%

14   Senior Management Team   Kevin Hoover   SVP – REAL ESTATE TRANSACTIONS   • 27 years of real estate experience   • Joined Columbia Property Trust in 2004   Brian Berry   SVP – EASTERN REGION   • 25 years in commercial real estate   • Joined Columbia Property Trust in 2014   Governance Overview:      • Eight (of nine) board members are independent   • Independent Chairman   • Non-staggered board   • SEC-reporting company since 2003   • Opted out of Maryland anti-takeover provisions   • Internalized management in 2013, for no fee   Nelson Mills   PRESIDENT AND CHIEF EXECUTIVE OFFICER   • 25 years in real estate and investment   management   • Appointed CEO in 2010   Jim Fleming   EXECUTIVE VICE PRESIDENT   AND CHIEF FINANCIAL OFFICER   • 25 years in real estate and investment   management   • Joined Columbia Property Trust in 2013   Wendy Gill   SVP – CORP. OPERATIONS, CHIEF ACCOUNTING OFFICER   • 18 years of accounting and finance experience   • Joined Columbia Property Trust in 2003   David Dowdney   SVP – WESTERN REGION   • 19 years of real estate experience   • Joined Columbia Property Trust in 2014   Drew Cunningham   SVP – REAL ESTATE OPERATIONS   • 29 years in real estate and portfolio operations   • Joined Columbia Property Trust in 2012

15   Building Momentum   July 2003   Founded as Wells   Real Estate   Investment Trust II   May 2010   Earned investment-   grade credit ratings   from S&P   and Moody's   2003 - 2010   Raised and invested   over $5B in three   public offerings   July 2010   Nelson Mills   named President   March 2011   Acquired   Market Square in   Washington, D.C.,   for $603M   April 2011   Became first   nontraded REIT to   issue bonds in the   investment-grade   public corporate   bond market   February 2013   Internalized management   for no fee   2011   August 2013   Jim Fleming named CFO;   Murray McCabe and Tom   Wattles join Board   November 2013   Sold 18-property portfolio   for $522M, reducing   markets from 25 to 16   October 2013   Listed shares on NYSE   2003 -   2010   2012 2013   December 2012   Acquired   333 Market in   San Francisco for   $395M   April 2014   Acquired 221 Main Street   in San Francisco for $229M   December 2012   Sold nine-property   portfolio for $261M,   reducing markets   from 30 to 26   2014   Summer 2014   • Brian Berry, Dave   Dowdney appointed as   regional SVPs   • Sold four noncore assets,   reducing markets to 15      Fall 2014   Acquired 650   California in   San Francisco   for $310M,   and sold Lenox   Park in Atlanta   for $290M

16   For more information:   Columbia Property Trust   Investor Relations      t 800.899.8411   e IR @ columbiapropertytrust.com   0069-CXPPRES1410